                                                                    EXHIBIT 10.1

                       SIXTH AMENDMENT TO CREDIT AGREEMENT

         THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Sixth Amendment") is dated as of the 16th day of December, 2003 among CROWN CRAFTS, INC., CHURCHILL WEAVERS, INC., HAMCO, INC. and CROWN CRAFTS INFANT PRODUCTS, INC. (collectively, the "Borrowers"), WACHOVIA BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, N.A.), as Agent (the "Agent") and WACHOVIA BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, N.A.), BANC OF AMERICA STRATEGIC SOLUTIONS, INC. (assignee of Bank of America, N.A.) and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as Lenders (collectively, the "Lenders");

                              W I T N E S S E T H :

         WHEREAS, the Borrowers, the Agent and the Lenders executed and delivered that certain Credit Agreement, dated as of July 23, 2001, as amended by First Amendment to Credit Agreement dated as of September 28, 2001, Second Amendment to Credit Agreement dated as of November 25, 2002, Third Amendment to Credit Agreement dated as of February 10, 2003, Global Amendment Agreement dated as of April 29, 2003 and Fifth Amendment to Credit Agreement dated as of August 1, 2003 (as so amended, the "Credit Agreement");

         WHEREAS, the Borrowers, the Agent and the Lenders have agreed to certain amendments to the Credit Agreement to provide for the issuance of a Letter of Credit having an expiration date that extends beyond the Revolving Loan Maturity Date, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrowers, the Agent and the Lenders hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. Amendment to Section 2.16(c). Section 2.16(c) of the Credit Agreement hereby is deleted in its entirety and the following is substituted therefor:

                  (c) which has an expiration date less than 30 days prior to the Revolving Loan Termination Date; provided, however, that: (i) pursuant to the Second Amendment to Credit Agreement, (x) the Agent and the Lenders (and Wachovia, in its capacity as issuer thereof) consented to the issuance of a Letter of Credit, Wachovia letter of credit number

         LC 870-132220, in the face amount of $1,000,000, in favor of Disney Enterprises, and having an expiration date of March 31, 2005 (the "Disney Letter of Credit") and (y) the Borrowers expressly agreed that the Disney Letter of Credit is subject to the provisions of Section 2.08, so that on the Revolving Loan Termination Date, the Borrowers are required to pledge in favor of the Collateral Agent cash collateral equal to at least 110% of the outstanding Letter of Credit Obligations arising therefrom; and (ii) the Agent and the Lenders (and Wachovia, in its capacity as issuer thereof) hereby agree to the extension of the expiration date of the Disney Letter of Credit to March 31, 2006, subject to the agreements and requirements described in clause (i)(y) hereof, which shall continue in force and effect.

         3. Restatement of Representations and Warranties. The Borrowers hereby restate and renew each and every representation and warranty heretofore made by them in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof (except where reference is expressly made to a specific date) and with specific reference to this Sixth Amendment and all other loan documents executed and/or delivered in connection herewith.

         4. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         5. Ratification. The Borrowers hereby restate, ratify and reaffirm each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

         6. Counterparts. This Sixth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered (which may be by facsimile) shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         7. Section References. Section titles and references used in this Sixth Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         8. No Default. To induce the Agent and the Lenders to enter into this Sixth Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrowers hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrowers arising out of or with respect to any of the Loans or other obligations of the Borrowers owed to the Lenders under the Credit Agreement.

         9. Further Assurances. The Borrowers agree to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

         10. Governing Law. This Sixth Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

         11. Conditions Precedent. This Sixth Amendment shall become effective only upon execution and delivery (including by facsimile) of this Sixth Amendment by each of the parties hereto.

         IN WITNESS WHEREOF, the Borrowers, the Agent and each of the Lenders has caused this Sixth Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                    CROWN CRAFTS, INC.,               (SEAL)

                                    By: /s/ E. Randall Chestnut
                                        ---------------------------------------
                                        Name:  E. Randall Chestnut
                                               --------------------------------
                                        Title: President and CEO
                                               --------------------------------

                                    CHURCHILL WEAVERS, INC.,
                                    HAMCO, INC.
                                    CROWN CRAFTS INFANT
                                             PRODUCTS, INC.           (SEAL)

                                    By: /s/ Olivia Woodyear
                                        ---------------------------------------
                                        Name:  Olivia Woodyear
                                               --------------------------------
                                        Title: Secretary-Treasurer
                                               --------------------------------

                                    WACHOVIA BANK, NATIONAL ASSOCIATION
                                    (successor by merger
                                    to Wachovia Bank, N.A.),          (SEAL)
                                    as Agent and as a Lender

                                    By: /s/ Monica H. Cole
                                        ---------------------------------------
                                        Name:  Monica H. Cole
                                               --------------------------------
                                        Title: VP
                                               --------------------------------

                              BANC OF AMERICA STRATEGIC SOLUTIONS,
                              INC. (assignee of Bank of America, N.A.), (SEAL) as a Lender

                              By: /s/ John F. Register
                                  ---------------------------------------------
                                  Name:  John F. Register
                                         --------------------------------------
                                  Title: Principal
                                         --------------------------------------

                              THE PRUDENTIAL INSURANCE  (SEAL)
                              COMPANY OF AMERICA, as a Lender

                              By: /s/ Paul G. Price
                                  ---------------------------------------------
                                  Name:  Paul G. Price
                                         --------------------------------------
                                  Title: Vice President
                                         --------------------------------------